CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of New Medium Enterprises, Inc. on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ethel Schwartz, President & Chief Executive Officer of New Medium Enterprises, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of the Securities Act of 1933, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Medium Enterprises, Inc.




/s/  Ethel  Schwartz
-----------------------
Ethel  Schwartz
Chief  Executive  Officer,  President,  Director
November  7,  2004